             Limited Power of Attorney - Securities Law Compliance

        This statement confirms that the undersigned, as an officer, director or beneficial owner of more than 10% of any class of any equity security of
KLA-Tencor Corporation (the "Corporation"), hereby appoints Brian Martin the undersigned's true and lawful attorney-in-fact and agent to complete and execute such Forms 144, Forms 3, 4 and 5 and other forms (including any amendments thereto) as such attorney shall in his or her discretion determine to be required to advisable pursuant to Rule 144 promulgated under the Securities Act of 1933 (as amended), Section 16 of the Securities Exchange Act of 1934 (as
amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to do all acts necessary in order to file such forms with the Securities and Exchange
Commission, any securities exchange or national association, the Corporation and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall do or case to be done by virtue hereof. The authority of Brian
Martin under this Limited Power of Attorney shall continue until the undersigned's ownership of or transactions insecurities of the Corporation, unless earlier revoked in writing. The undersigned acknowledges that Brian
Martin is not assuming any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934 (as amended) or Rule 144 promulgated under the Securities Act of 1933 (as amended).

        This Limited Power of Attorney is executed at Milpitas, California as of the date set forth below.
                                        /s/ Jeffrey Hall

                                        -------------------------
                                        Signature

                                        Jeffrey Hall
                                        -------------------------
                                        Print Name

                                        Dated:08/10/2007
Witness:
/s/ Kerry Bird
-------------------------
Signature
Kerry Bird
-------------------------
Print Name

Dated: 08/10/2007